                                                                    Exhibit 10.5

                        AFFILIATE SUBORDINATION AGREEMENT

     AFFILIATE SUBORDINATION AGREEMENT, dated as of August 25, 2003, among (i) Austin Ventures III-A, L.P., a Delaware limited partnership, Austin Ventures III-B, L.P., a Delaware limited partnership, Austin Ventures V, L.P., a Delaware limited partnership, Austin Ventures V Affiliates Fund, L.P., a Delaware limited partnership (collectively, and jointly, severally and jointly and severally, "Austin Ventures"), (ii) Capital Resource Lenders II, L.P., a Delaware limited partnership, Capital Resource Partners II, L.P., a Delaware limited partnership (collectively, and jointly, severally and jointly and severally, "Capital Resources"), (iii) ABRY Partners IV, L.P., a Delaware limited partnership, ABRY Investment Partnership, L.P., a Delaware limited partnership (collectively, and jointly, severally and jointly and severally, "ABRY"), (iv) Windward Capital Partners II, L.P., a Delaware limited partnership, Windward Capital LP II, LLC, a Delaware limited liability company (collectively, and jointly, severally and jointly and severally, "Windward"), (v) The Northwestern Mutual Life Insurance Company ("NML"), (vi) Hull Family Limited Partnership, a Texas limited partnership ("Hull Partnership"), (vii) James Hull, individually, (viii) Robert Sherman, individually, (ix) Michael Gregory, individually, (x) Michael Meyers, individually and (xi) Stephen Hedrick, individually (Austin Ventures, Capital Resources, ABRY, Windward, NML, Hull Partnership, James Hull, Robert Sherman, Michael Gregory, Michael Meyers, Stephen Hedrick, collectively the "Subordinated Creditors", and each a "Subordinated Creditor"), and Fleet National Bank, as Secured Party for the Lenders from time to time party to the credit agreement referred to below (in such capacity, the "Secured Party"). The Secured Party and the other Credit Parties referred to in the Credit Agreement referred to below are sometimes referred to herein collectively as the "Senior Creditor".

                              W I T N E S S E T H :

     WHEREAS, Monitronics International, Inc., a Texas corporation (the "Borrower"), the Secured Party, Bank of America, N.A., as syndication agent, and the Lenders party thereto have entered into a Credit Agreement dated as of the date hereof (as amended, modified, supplemented and/or extended from time to time, the "Credit Agreement", capitalized terms used herein and not otherwise defined shall have the same meanings herein as in the Credit Agreement), pursuant to which the Lenders agreed, subject to the terms and conditions set forth therein, to make revolving credit loans and term loans to the Borrower (collectively, the "Loans"), such Loans to be evidenced by the Borrower's Revolving Credit and Term Notes, payable to the order of the respective Lenders (collectively, as amended, modified, supplemented and/or extended from time to time the "Notes"); and

     WHEREAS, the Subordinated Creditors collectively own substantially all of the capital stock and warrants of the Borrower and will thereby benefit from the making of the Loans; and

     WHEREAS, the obligation of the Lenders to make the Loans is subject to the conditions, among others, that the Subordinated Creditors shall execute and deliver this Agreement and agree to the subordination provisions contained herein, and the Subordinated Creditors hereby enter into this Agreement to induce the Lenders to enter into the Credit Agreement and make the Loans;

     NOW, THEREFORE, in consideration of the willingness of the Lenders to enter into the Credit Agreement and to agree, subject to the terms and conditions set forth therein, to make the Loans to the Borrower pursuant thereto, and for other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged by the Subordinated Creditors, it is hereby agreed as follows:

     1.   Representations by Subordinated Creditors.

          (a) Each Subordinated Creditor represents and warrants for itself to the Senior Creditor that (i) all Indebtedness of the Borrower to such Subordinated Creditor, if any, is set forth in Schedule 4.4 to the Credit Agreement, (ii) such Indebtedness, if any, is not subject to any currently effective assignment to or subordination in favor of any other Person and that such Subordinated Creditor holds no security therefor, and (iii) the rights associated with the Capital Stock established under the Borrower's Articles of Incorporation, as amended through the date hereof, or warrants issued by the Borrower to the Subordinated Creditors are the only rights or options held by such Subordinated Creditor to acquire additional shares of any class or series of Capital Stock of the Borrower.

          (b) Each Subordinated Creditor that is a business entity is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all necessary power and authority to enter into this Agreement, to carry out its respective obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by such Subordinated Creditor, the performance by such Subordinated Creditor of its respective obligations hereunder, and the consummation by such Subordinated Creditor of the transactions contemplated hereby have been duly authorized by all requisite limited partnership, corporate, limited liability company or other analogous powers on the part of such Subordinated Creditor that is a business entity. This Agreement has been duly executed and delivered by such Subordinated Creditor, and (assuming due authorization, execution and delivery by the Secured Party) this Agreement constitutes the legal, valid and binding obligation of such Subordinated Creditor, enforceable against such Subordinated Creditor in accordance with its terms, except as such enforcement may be limited by applicable Debtor Relief Laws generally and by general equity principles (whether enforcement is sought at law or in equity).

          (c) Each Subordinated Creditor agrees and acknowledges that this Agreement is a "subordination agreement" within the meaning of Section 510(a) of the United States Bankruptcy Code, 11 U.S.C (S)510(a).

     2.   Subordination; Limitation on Sale Right During an Event of Default.

          (a) Subordination. Each Subordinated Creditor hereby subordinates (i) all present and future Indebtedness of the Borrower to such Subordinated Creditor and (ii) any and all obligations or liabilities of the Borrower and any rights of such Subordinated Creditor now existing or hereafter arising, absolute or contingent, arising by contract, at law or otherwise, with respect to dividends payable on the Capital Stock, the purchase, redemption or other acquisition by the Borrower of such Capital Stock and any other amount payable to the holders of such Capital Stock as such (collectively the "Subordinated Indebtedness"), to any and all Indebtedness now or hereafter owing by the Borrower (including any interest accruing after the commencement of any proceeding by or against the Borrower under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, and any other interest that would have accrued but for the commencement of such proceeding, whether or not any such interest is allowed as a claim enforceable against the Borrower in such proceeding) to the Senior Creditor (the "Senior Indebtedness") to the extent and in the manner hereinafter set forth, and such Subordinated Creditor agrees not to demand, accept or receive any payment in respect of the Subordinated Indebtedness, including, without limitation, any payment received through the exercise of any right of setoff, counterclaim or cross claim, or any collateral therefor, or any right to cause the Borrower to redeem, purchase, assume or otherwise retire the Subordinated Indebtedness, in contravention hereof:

               (i) In the event of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Borrower or to its creditors, as such, or to its properties, or in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Borrower, whether or not involving insolvency or bankruptcy, then the Senior Creditor shall be entitled to receive payment in full in cash of all of the Senior Indebtedness before such Subordinated Creditor is entitled to receive any payment in respect of the Subordinated Indebtedness (except securities which are subordinate and junior in right of payment to all Senior Indebtedness then outstanding), and to that end the holder of the Senior Indebtedness shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect of the Subordinated Indebtedness; and

               (ii) No amount shall be paid (except in securities which are subordinate and junior in right of payment to all Senior Indebtedness then outstanding, it being understood that all such securities shall constitute "Subordinated Indebtedness" hereunder), whether in cash, property, or securities or otherwise, and the Subordinated Creditors will not exercise any rights with respect to the Capital Stock, in respect of the Subordinated Indebtedness, except as expressly permitted under the Credit Agreement or the Pledge Agreement.

          (b) Limitation on Sale Rights During an Event of Default. Notwithstanding any provision to the contrary in any agreement between the Borrower and the Subordinated Creditors, in the event of the enforcement by the Senior Creditor of its rights during the existence of an Event of Default that shall be continuing after applicable grace and cure periods, the Subordinated Creditors may not exercise any rights under any agreement between the Borrower and the Subordinated Creditors involving rights to block a Change in Control of the Borrower or a public offering of the Borrower's common stock.

     3. Limitations on Remedies. So long as any Senior Indebtedness is outstanding, no Subordinated Creditor shall (i) as a holder of Subordinated Indebtedness commence or join (unless the Senior Creditor shall also join) in any involuntary proceeding against the Borrower or any of its Subsidiaries under any bankruptcy, reorganization, readjustment of debt, arrangement of debt, receivership, liquidation or insolvency law or statute of any federal or state government, or (ii) commence any action or proceeding against the Borrower or any of its Subsidiaries to enforce payment of all or any part of the Subordinated Indebtedness. Notwithstanding the foregoing, nothing contained herein shall prohibit or otherwise restrict the Borrower or any of its Subsidiaries from filing any voluntary proceeding under any bankruptcy, reorganization, readjustment of debt, arrangement of debt, receivership, liquidation or insolvency law or statute of any federal or state government.

     4. Delivery of Payments. If, prior to the satisfaction of the Senior Indebtedness in full in cash and the termination of the obligation of the Senior Creditor to make Loans to the Borrower under the Credit Agreement and the documents related thereto, any of the Subordinated Creditors receives any payment with respect to any of the Subordinated Indebtedness (except payment, if any, expressly permitted under the Credit Agreement), or any security for or on account of the Subordinated Indebtedness, such Subordinated Creditor shall forthwith deliver such payment or security to the Secured Party for the benefit of the Senior Creditor, in precisely the form received, except for such Subordinated Creditor's endorsement when necessary, to be applied in payment of (or if no Default or Event of Default shall then be continuing, to be held by the Senior Creditor as security for) the Senior Indebtedness and until so delivered, such payment or security shall be held in trust by such Subordinated Creditor as the property of the Senior Creditor. In the event of the failure of such Subordinated Creditor to endorse any instrument for the payment of money so received by such Subordinated Creditor, the Secured Party for the benefit of the Senior Creditor is irrevocably appointed attorney for such Subordinated Creditor with full power to make such endorsement and with full power of substitution.

     5. Further Assurances. In order to carry out the terms and intent of this Agreement more effectively, the Subordinated Creditors will do all acts and execute all further documents and instruments necessary or convenient to preserve for the Senior Creditor the benefits of this Agreement.

     6. Waivers, etc. No action which the Senior Creditor, or the Borrower, may take or refrain from taking with respect to any Senior Indebtedness, or any note or notes representing the same, or any collateral therefor, including any waiver or release thereof or of any agreement or agreements (including guaranties) in connection therewith, shall affect this Agreement or the obligations of the Subordinated Creditors hereunder. No waiver shall be deemed to be made by the Senior Creditor of any of its rights hereunder unless the same shall be in writing and then only with respect to the specific instance involved, and shall in no way impair or offset the rights of the Senior Creditor or the obligations of the Subordinated Creditors in any other respect or at any other time.

     7. Transfer. The Subordinated Creditors may transfer, sell or otherwise dispose of all or a portion of the Subordinated Indebtedness, but only on the condition that a transferee of the Subordinated Indebtedness first becomes a party hereto; provided, however, that in the event that there shall exist an Event of Default under the Credit Agreement on account of the Borrower's failure to pay principal or interest on any Note when the same is due and payable (whether at maturity, upon acceleration or otherwise) or on account of the Borrower's failure to perform or comply with any covenant or term contained in Sections 8.16 or 8.17 of the Credit Agreement, and such Event of Default shall be continuing after applicable grace and cure periods, the Subordinated Creditors may not transfer any of the Subordinated Indebtedness without the prior written consent of the Lenders, which consent shall not be unreasonably withheld or delayed.

     8. Miscellaneous. This Agreement shall be binding upon the Subordinated Creditors and the Borrower and their respective heirs, legal representatives, successors and assigns and shall inure to the benefit of the Senior Creditor and its legal representatives, successors and assigns (including without limitation any transferee of any Senior Indebtedness). This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of the counterparts shall together constitute one and the same instrument.

     9. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement, including the validity hereof and the rights and obligations of the parties hereunder, shall be governed by, and construed in accordance with, the internal laws (as opposed to the conflicts of law provisions, but including sections 5-1401 and 5-1402 of the general obligations law of the State of New York) and decisions of the State of New York. Each party hereto hereby irrevocably submits to the nonexclusive jurisdiction of any New York or Federal court sitting in the City of New York, New York over any suit, action or proceeding arising out of or relating to this Agreement and waives, to the fullest extent permitted or not prohibited by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.

     10. Amendments to Senior Indebtedness. Notwithstanding anything contained in this Agreement to the contrary, the Senior Creditor shall not, without the prior written consent of the Subordinated Creditors, (a) increase the stated principal amount of the Senior Indebtedness to an amount in excess of the Aggregate Commitment from time to time in effect under the Credit Agreement (up to $470,000,000) plus $47,000,000, or (b) extend the Revolving Loan Maturity Date or the Term Loan Maturity Date or any Incremental Term Loan Maturity Date more than sixty (60) days.

                            [Signature page follows]

     IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument as of the date first above written.

                                        AUSTIN VENTURES III-A, L.P.


                                        By: AV Partners III, L.P.,
                                            General Partner


                                        By: /s/ Blaine F. Wesner
                                            ------------------------------------
                                            Blaine F. Wesner
                                            Authorized Signatory


                                        AUSTIN VENTURES III-B, L.P.


                                        By: AV Partners III, L.P.,

                                            General Partner


                                        By: /s/ Blaine F. Wesner
                                            ------------------------------------
                                            Blaine F. Wesner
                                            Authorized Signatory


                                        AUSTIN VENTURES V, L.P.


                                        By: AV Partners V, L.P.
                                            Its General Partner


                                        By: /s/ Blaine F. Wesner
                                            ------------------------------------
                                            Blaine F. Wesner
                                            General Partner


                                        AUSTIN VENTURES V AFFILIATES FUND, L.P.


                                        By: AV Partners V, L.P.
                                            Its General Partner


                                        By: /s/ Blaine F. Wesner
                                            ------------------------------------
                                            Blaine F. Wesner
                                            General Partner

                                        CAPITAL RESOURCE LENDERS II, L.P.


                                        By: Capital Resource Partners II, L.P.
                                            Its General Partner


                                        By: /s/ Stephen M. Jenks
                                            ------------------------------------
                                            Name: Stephen M. Jenks
                                            Title: Class B Limited Partner


                                        CAPITAL RESOURCE PARTNERS II, L.P.


                                        By:
                                            ------------------------------------
                                            Its General Partner


                                        By: /s/ Stephen M. Jenks
                                            ------------------------------------
                                            Name: Stephen M. Jenks
                                            Title: Class B Limited Partner


                                        WINDWARD CAPITAL PARTNERS II, L.P.


                                        By: Windward Capital GP, LLC,
                                            Its General Partner


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        WINDWARD CAPITAL L.P. II, LLC


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        CAPITAL RESOURCE LENDERS II, L.P.


                                        By: Capital Resource Partners II, L.P.
                                            Its General Partner


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        CAPITAL RESOURCE PARTNERS II, L.P.


                                        By:
                                            ------------------------------------
                                            Its General Partner


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        WINDWARD CAPITAL PARTNERS II, L.P.


                                        By: Windward Capital GP, LLC,
                                            Its General Partner


                                        By: /s/ Peter Scott Macdonald
                                            ------------------------------------
                                            Name: Peter Scott Macdonald
                                            Title: Managing Member


                                        WINDWARD CAPITAL L.P. II, LLC


                                        By: /s/ Peter Scott Macdonald
                                            ------------------------------------
                                            Name: Peter Scott Macdonald
                                            Title: Managing Member

                                        ABRY PARTNERS IV, L.P.


                                        By: ABRY Capital Partners, L.P.,
                                            its general partner


                                        By: /s/ Jay Grossman
                                            ------------------------------------
                                            Name: Jay Grossman
                                            Title:


                                        ABRY INVESTMENT PARTNERSHIP, L.P.


                                        By: ABRY Investment GP, LLC,
                                            its general partner


                                        By: /s/ Jay Grossman
                                            ------------------------------------
                                            Name: Jay Grossman
                                            Title:


                                        HULL FAMILY LIMITED PARTNERSHIP


                                        By: James R. Hull Management Trust,
                                            Its General Partner


                                        By:
                                            ------------------------------------
                                            James R. Hull, Trustee


                                        ----------------------------------------
                                        James R. Hull, individually
                                        c/o Monitronics International, Inc.
                                        12801 Stemmons Freeway, Suite 821
                                        Dallas, Texas  75234


                                        ----------------------------------------
                                        Robert Sherman, individually
                                        c/o Monitronics International, Inc.
                                        12801 Stemmons Freeway, Suite 821
                                        Dallas, Texas  75234

                                        ABRY PARTNERS IV, L.P.


                                        By: ABRY Capital Partners, L.P.,
                                            its general partner


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        ABRY INVESTMENT PARTNERSHIP, L.P.


                                        By: ABRY Investment GP, LLC,
                                            its general partner


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        HULL FAMILY LIMITED PARTNERSHIP


                                        By: James R. Hull Management Trust,
                                            Its General Partner


                                        By: /s/ James R. Hull
                                            ------------------------------------
                                            James R. Hull, Trustee


                                        /s/ James R. Hull
                                        ----------------------------------------
                                        James R. Hull, individually
                                        c/o Monitronics International, Inc.
                                        12801 Stemmons Freeway, Suite 821
                                        Dallas, Texas  75234


                                        /s/ Robert Sherman
                                        ----------------------------------------
                                        Robert Sherman, individually
                                        c/o Monitronics International, Inc.
                                        12801 Stemmons Freeway, Suite 821
                                        Dallas, Texas  75234

                                        /s/ Michael Meyers
                                        ----------------------------------------
                                        Michael Meyers, individually
                                        c/o Monitronics International, Inc.
                                        12801 Stemmons Freeway, Suite 821
                                        Dallas, Texas  75234


                                        /s/ Michael Gregory
                                        ----------------------------------------
                                        Michael Gregory, individually
                                        c/o Monitronics International, Inc.
                                        12801 Stemmons Freeway, Suite 821
                                        Dallas, Texas  75234


                                        /s/ Stephen Hedrick
                                        ----------------------------------------
                                        Stephen Hedrick, individually
                                        c/o Monitronics International, Inc.
                                        12801 Stemmons Freeway, Suite 821
                                        Dallas, Texas  75234


                                        THE NORTHWESTERN MUTUAL LIFE
                                        INSURANCE COMPANY


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        ----------------------------------------
                                        Michael Meyers, individually
                                        c/o Monitronics International, Inc.
                                        12801 Stemmons Freeway, Suite 821
                                        Dallas, Texas  75234


                                        ----------------------------------------
                                        Michael Gregory, individually
                                        c/o Monitronics International, Inc.
                                        12801 Stemmons Freeway, Suite 821
                                        Dallas, Texas  75234


                                        ----------------------------------------
                                        Stephen Hedrick, individually
                                        c/o Monitronics International, Inc.
                                        12801 Stemmons Freeway, Suite 821
                                        Dallas, Texas  75234


                                        THE NORTHWESTERN MUTUAL LIFE
                                        INSURANCE COMPANY


                                        By: /s/ Mark E. Kishler
                                            ------------------------------------
                                            Name: Mark E. Kishler
                                            Title: Its Authorized Representative

                                        FLEET NATIONAL BANK,
                                        as Secured Party


                                        By: /s/ John F. Lynch
                                            ------------------------------------
                                            Name: John F. Lynch
                                            Title: Senior Vice President

ACKNOWLEDGMENT:

     The Borrower hereby acknowledges notice of the within and foregoing Agreement and agrees to be bound by all of the terms, provisions and conditions hereof.

MONITRONICS INTERNATIONAL, INC.


By:
    -------------------------------
    Name:
    Title:

                                        FLEET NATIONAL BANK,
                                        as Secured Party


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

ACKNOWLEDGMENT:

     The Borrower hereby acknowledges notice of the within and foregoing Agreement and agrees to be bound by all of the terms, provisions and conditions hereof.

MONITRONICS INTERNATIONAL, INC.


By: /s/ Michael Meyers
    -------------------------------
    Name: Michael Meyers
    Title: Vice President & CFO